September 30, 2024

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

Supplement to Current Prospectus

Effective September 30, 2024, the following information supersedes and replaces the information in the seventh paragraph in the section "Fund Summary – BNY Mellon Mid Cap Multi-Strategy Fund – Portfolio Management" in the prospectus:

Investment decisions for the Geneva Mid Cap Growth Strategy have been made by William Scott Priebe since March 2013, and José Muñoz, CFA, since July 2017. Messrs. Priebe and Muñoz are Managing Principals and portfolio managers at GCM.

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Effective September 30, 2024, the following chart supersedes and replaces certain portfolio manager information in the chart in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Mid Cap Multi-Strategy Fund

Alicia Levine (investment allocation) and Michael Mongelluzzo (Mid Cap Tax-Sensitive Strategy), Andrew Leger (Opportunistic Mid Cap Value Strategy), John R. Porter III and Karen Behr (Mid Cap Growth Strategy), Steven L. Pollack (Boston Partners Mid Cap Value Strategy) and José Muñoz and William Scott Priebe (Geneva Mid Cap Growth Strategy)

The information for William A. Priebe in the section "Fund Details – Management – Biographical Information" in the prospectus is removed in its entirety.

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